Exhibit 10.11.5

CONFIDENTIAL TREATMENT REQUESTED

THIRD AMENDMENT

TO

CONTRACT ORDER

This Third Amendment (this “Amendment”) dated as of the 17th day of December, 2007 (the “Amendment Effective Date”) is by and between SYNACOR, INC. (“Synacor”) and Embarq Management Company (“Embarq”) under which the parties hereto mutually agree to modify and amend as follows the Contract Order No. COXX063016TPS dated December 4, 2006 (including the exhibits, schedules and amendments thereto, the “Contract Order”), which was entered into pursuant to the Master Services Agreement between the parties, dated December 4, 2006 (including the exhibits, schedules and amendments thereto, the “Agreement”). All terms defined herein shall be applicable solely to this Amendment. Any capitalized terms used herein but not defined shall have the meanings ascribed to them in the Contract Order or Agreement (as the case may be).

Whereas, Synacor desires to make certain additional services available to Embarq; and

Whereas, Embarq desires to receive such additional services.

Therefore, the parties hereby agree to enter into this Amendment and agree to the following:

1.	Exhibit 3. Exhibit 3 to the Contract Order (Premium Bundles) shall be amended as follows:

(a)	The following shall be added as Section (a)(viii) of Exhibit 3:

(viii)	Movies (a la carte)

•	CinemaNow – CinemaNow’s movie rental and download service. The CinemaNow service will be provided to Users an a la carte basis as follows:

A) Movie Rental and Download Sold by Synacor Credit Card Billing:

Rental	Suggested Retail	Embarq Revenue Share
[*]

Download to Own:
[*]

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

[*]

A) Movie Rental and Download Sold by Embarq Billing:

Rental	Suggested Retail	Embarq Revenue Share
[*]

Download to Own:
[*]

5. Scope of Amendment: This Amendment supersedes all proposals, oral or written, all negotiations, conversations, or discussions between or among parties relating to the subject matter of this Amendment and all past dealing or industry custom. This Amendment shall be integrated in and form part of the Contract Order effective as of the Amendment Effective Date. All terms and conditions of the Contract Order shall remain unchanged except as modified in this Amendment; and the terms of the Contract Order, as modified by this Amendment, are hereby ratified and confirmed. If any of the terms of the Contract Order conflict with those of this Amendment, however, the terms of this Amendment shall control. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

SYNACOR, INC.		EMBARQ MANAGEMENT COMPANY

By:	/s/ Robert F. Cavallari	By:	/s/ Travis Schmeling

Name:	Robert F. Cavallari	Name:	Travis Schmeling

Title:	Vp – Finance	Title:	Sourcing Specialist III

Date:	2/18/08	Date:	2/15/08

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.